EXHIBIT 32.1

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Good Times Restaurants Inc. (the "Company") for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Boyd E. Hoback, as Chief Executive Officer of the Company, and Susan M. Knutson, as Controller of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to the best of his or her knowledge and belief, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Boyd E. Hoback

Boyd E. Hoback, Chief Executive Officer

December 16, 2003

/s/ Susan M. Knutson

Susan M. Knutson, Controller

(principal financial officer)

December 16, 2003